CREDIT FACILITY AND LONG-TERM DEBT	6 Months Ended	12 Months Ended
	Jun. 30, 2020	Dec. 31, 2019
Debt Disclosure [Abstract]
CREDIT FACILITY AND LONG-TERM DEBT

6. DEBT

Senior Notes

2028 Senior Notes

On January 24, 2020, PBF Holding entered into an indenture among PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance (together with PBF Holding, the “Issuers”), the guarantors named therein (collectively the “Guarantors”), Wilmington Trust, National Association, as Trustee and Deutsche Bank Trust Company Americas, under which the Issuers issued $1.0 billion in aggregate principal amount of 6.00% senior unsecured notes due 2028 (the “2028 Senior Notes”). The Issuers received net proceeds of approximately $987.0 million from the offering after deducting the initial purchasers’ discount and offering expenses. The Company primarily used the net proceeds to fully redeem the 7.00% senior notes due 2023 (the “2023 Senior Notes”), including accrued and unpaid interest, on February 14, 2020, and to fund a portion of the cash consideration for the Martinez Acquisition. The difference between the carrying value of the 2023 Senior Notes on the date they were reacquired and the amount for which they were reacquired has been classified as Debt extinguishment costs in the Condensed Consolidated Statement of Operations.

In connection with the issuance of the 2028 Senior Notes, the Issuers and the Guarantors entered into a registration rights agreement whereby the Company has agreed to file with the SEC and use reasonable efforts to cause to become effective within 365 days of the closing date, a registration statement relating to an offer to exchange the 2028 Senior Notes for an issue of registered notes with terms substantially identical to the 2028 Senior Notes. The Issuers will be obligated to pay additional interest if they fail to comply with their obligations to register the 2028 Senior Notes within the specified time period. The Company fully intends to file a registration statement for the exchange of the 2028 Senior Notes within the 365 day period following the closing of the 2028 Senior Notes. In addition, there are no restrictions or hindrances that the Company is aware of that would prohibit the Issuers from filing such registration statement and maintaining its effectiveness as stipulated in the registration rights agreement. As such, the Company asserts that it is not probable that it will have to transfer any consideration as a result of the registration rights agreement and thus no loss contingency was recorded.

The 2028 Senior Notes are guaranteed on a senior unsecured basis by substantially all of PBF Holding’s subsidiaries. The 2028 Senior Notes and guarantees are senior unsecured obligations and rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future indebtedness, including PBF Holding’s Revolving Credit Facility and the Issuers’ 7.25% senior notes due 2025 (the “2025 Senior Notes”). The 2028 Senior Notes and the guarantees rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2028 Senior Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. The 2028 Senior Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries. In addition, the 2028 Senior Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities. These covenants include limitations on the incurrence of additional indebtedness, equity issuances, and payments. Many of these covenants will cease to apply or will be modified if the 2028 Senior Notes are rated investment grade.

At any time prior to February 15, 2023, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2028 Senior Notes in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 106.000% of the principal amount of the 2028 Senior Notes, plus any accrued and unpaid interest through the date of redemption. On or after February 15, 2023, the Issuers may redeem all or part of the 2028 Senior Notes, in each case at the redemption prices described in the indenture, together with any accrued and unpaid interest through the date of redemption. In addition, prior to February 15, 2023, the Issuers may redeem all or part of the 2028 Senior Notes at a “make-whole” redemption price described in the indenture, together with any accrued and unpaid interest through the date of redemption.

2025 Senior Secured Notes

On May 13, 2020, PBF Holding entered into an indenture among the Issuers, the Guarantors, and Wilmington Trust, National Association, as Trustee, Paying Agent, Registrar, Transfer Agent, Authenticating Agent and Notes Collateral Agent, under which the Issuers issued $1.0 billion in aggregate principal amount of 9.25% senior secured notes due 2025 (the “2025 Senior Secured Notes”). The Issuers received net proceeds of approximately $984.8 million from the offering after deducting the initial purchasers’ discount and estimated offering expenses.

The 2025 Senior Secured Notes are guaranteed on a senior secured basis by the majority of PBF Holding’s subsidiaries. The 2025 Senior Secured Notes and guarantees are senior obligations and secured, subject to certain exceptions and permitted liens, on a first-priority basis, by substantially all of PBF Holding’s and the guarantors’ present and future assets (other than assets securing PBF Holding’s Revolving Credit Facility), which may also constitute collateral securing certain hedging obligations and any existing or future indebtedness that is permitted to be secured on a pari passu basis with the 2025 Senior Secured Notes. The 2025 Senior Secured Notes and guarantees are senior secured obligations and rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including PBF Holding’s Revolving Credit Facility, the 2028 Senior Notes and the 2025 Senior Notes. The 2025 Senior Secured Notes and guarantees rank effectively senior to all of the Issuers’ and the Guarantors’ existing and future indebtedness that is not secured by the collateral (including the Revolving Credit Facility, the 2028 Senior Notes and the 2025 Senior Notes), subject to permitted liens on such collateral and certain other exceptions, and senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2025 Senior Secured Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness that is secured by liens on assets owned by the Company that do not constitute part of the collateral securing the 2025 Senior Secured Notes and the guarantees (including the assets securing the Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. The 2025 Senior Secured Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries. In addition, the 2025 Senior Secured Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities. These covenants include limitations on the incurrence of additional indebtedness, equity issuances, and payments. Many of these covenants will cease to apply or will be modified if the 2025 Senior Secured Notes are rated investment grade.

At any time prior to May 15, 2022, the Issuers may on any one or more occasions redeem up to 35% of the aggregate principal amount of the 2025 Senior Secured Notes in an amount not greater than the net cash proceeds of certain equity offerings at a redemption price equal to 109.250% of the principal amount of the 2025 Senior Secured Notes, plus any accrued and unpaid interest through the date of redemption. On or after May 15, 2022, the Issuers may redeem all or part of the 2025 Senior Secured Notes, in each case at the redemption prices described in the indenture, together with any accrued and unpaid interest through the date of redemption. In addition, prior to May 15, 2022, the Issuers may redeem all or part of the 2025 Senior Secured Notes at a “make-whole” redemption price described in the indenture, together with any accrued and unpaid interest to the date of redemption.

In addition, the Issuers may redeem in the aggregate up to 35% of the original aggregate principal amount of the 2025 Senior Secured Notes in an amount not to exceed the net cash proceeds of any loan received pursuant to a Regulatory Debt Facility (as defined in the indenture) at a redemption price (expressed as a percentage of principal amount thereof) of 104.625%, plus accrued and unpaid interest, if any, to, but excluding, the redemption date, provided, however, that at least 65% of the original aggregate principal amount of 2025 Senior Secured Notes originally issued under the indenture remains outstanding after the occurrence of each such redemption.

PBF Holding Revolving Credit Facility

The Revolving Credit Facility has a maximum commitment of $3.4 billion, a maturity date of May 2023, and a Borrowing Base, as defined in the agreement governing the Revolving Credit Facility (the “Revolving Credit Agreement”) to make funds available for working capital and other general corporate purposes. Borrowings under the Revolving Credit Facility bear interest at the Alternative Base Rate plus the Applicable Margin or at the Adjusted LIBOR plus the Applicable Margin, all as defined in the Revolving Credit Agreement. In addition, an accordion feature allows for commitments of up to $3.5 billion.

The outstanding borrowings under the Revolving Credit Facility as of June 30, 2020 were $600.0 million. There were no outstanding borrowings under the Revolving Credit Facility as of December 31, 2019.

On February 18, 2020, in connection with its entry into a $300.0 million uncommitted receivables purchase facility (the “Receivables Facility”), the Company amended the Revolving Credit Agreement and entered into a related intercreditor agreement to allow it to sell certain Eligible Receivables (as defined in the Revolving Credit Agreement) derived from the sale of refined product over truck racks. Under the Receivables Facility, the Company sells such receivables to a bank subject to bank approval and certain conditions. The sales of receivables under the Receivables Facility are absolute and irrevocable but subject to certain repurchase obligations under certain circumstances.

On May 7, 2020, the Company further amended the Revolving Credit Facility, to increase its ability to incur certain secured debt from an amount equal to 10% of its total assets to 20% of its total assets.

7.	CREDIT FACILITIES AND DEBT

Long-term debt outstanding consisted of the following:

(in millions)	December 31, 2019	December 31, 2018
2025 Senior Notes	$725.0	$725.0
2023 Senior Notes	500.0	500.0
PBF Rail Term Loan	14.5	21.6
Catalyst financing arrangements	47.6	44.3
Revolving Credit Facility	—	—

	1,287.1	1,290.9
Less - Current debt	—	(2.4)
Unamortized deferred financing costs	(24.3)	(30.5)

Long-term debt	$1,262.8	$1,258.0

Revolving Credit Facility

On May 2, 2018, PBF Holding and certain of its wholly-owned subsidiaries, as borrowers or subsidiary guarantors, replaced the existing asset-based revolving credit agreement dated as of August 15, 2014 with a new asset-based revolving credit agreement (the “Revolving Credit Facility”). The Revolving Credit Facility has a maximum commitment of $3.4 billion, a maturity date of May 2023 and redefines certain components of the Borrowing Base, as defined in the agreement governing the Revolving Credit Facility (the “Revolving Credit Agreement”), to make more funding available for working capital needs and other general corporate purposes. An accordion feature allows for commitments of up to $3.5 billion. Borrowings under the Revolving Credit Facility bear interest at the Alternative Base Rate plus the Applicable Margin or at the Adjusted LIBOR plus the Applicable Margin (all as defined in the Revolving Credit Agreement). The Applicable Margin ranges from 0.25% to 1.00% for Alternative Base Rate Loans and from 1.25% to 2.00% for Adjusted LIBOR Loans, in each case depending on the Company’s corporate credit rating. In addition, the LC Participation Fee ranges from 1.00% to 1.75% depending on the Company’s corporate credit rating and the Fronting Fee is capped at 0.25%.

The Revolving Credit Agreement contains customary covenants and restrictions on the activities of PBF Holding and its subsidiaries, including, but not limited to, limitations on incurring additional indebtedness, liens, negative pledges, guarantees, investments, loans, asset sales, mergers and acquisitions, prepayment of other debt, distributions, dividends and the repurchase of capital stock, transactions with affiliates and the ability of PBF Holding to change the nature of its business or its fiscal year; all as defined in the Revolving Credit Agreement.

In addition, the Revolving Credit Agreement has a financial covenant which requires that if at any time Excess Availability, as defined in the Revolving Credit Agreement, is less than the greater of (i) 10% of the lesser of the then existing Borrowing Base and the then aggregate Revolving Commitments of the Lenders (the “Financial Covenant Testing Amount”), and (ii) $100.0 million, and until such time as Excess Availability is greater than the Financial Covenant Testing Amount and $100.0 million for a period of 12 or more consecutive days, PBF Holding will not permit the Consolidated Fixed Charge Coverage Ratio, as defined in the Revolving Credit Agreement and determined as of the last day of the most recently completed quarter, to be less than 1 to 1.

PBF Holding’s obligations under the Revolving Credit Facility are (a) guaranteed by each of its domestic operating subsidiaries that are not Excluded Subsidiaries (as defined in the Revolving Credit Agreement) and (b) secured by a lien on (i) PBF LLC’s equity interest in PBF Holding and (ii) certain assets of PBF Holding and the subsidiary guarantors, including all deposit accounts (other than zero balance accounts, cash collateral accounts, trust accounts and/or payroll accounts, all of which are excluded from the definition of collateral), all accounts receivable, all hydrocarbon inventory (other than the J. Aron Products owned by J. Aron pursuant to the Inventory Intermediation Agreements) and to the extent evidencing, governing, securing or otherwise related to the foregoing, all general intangibles, chattel paper, instruments, documents, letter of credit rights and supporting obligations; and all products and proceeds of the foregoing.

There were no outstanding borrowings under the Revolving Credit Facility as of December 31, 2019 and December 31, 2018. Issued letters of credit were $221.4 million and $400.7 million, as of December 31, 2019 and December 31, 2018, respectively.

Senior Notes

On February 9, 2012, PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance Corporation (“PBF Finance”), completed the offering of $675.5 million aggregate principal amount of 8.25% Senior Secured Notes due 2020 (the “2020 Senior Secured Notes”).

On November 24, 2015, PBF Holding and PBF Holding’s wholly-owned subsidiary, PBF Finance completed an offering of $500.0 million in aggregate principal amount of 7.00% Senior Secured Notes due 2023 (the “2023 Senior Notes”, and together with the 2020 Senior Secured Notes, the “Senior Secured Notes”). The net proceeds from this offering were approximately $490.0 million after deducting the initial purchasers’ discount and offering expenses.

The Senior Secured Notes were secured on a first-priority basis by substantially all of the present and future assets of PBF Holding and its subsidiaries (other than assets securing the Revolving Credit Facility). Payment of the Senior Secured Notes is jointly and severally guaranteed by substantially all of PBF Holding’s subsidiaries. PBF Holding has optional redemption rights to repurchase all or a portion of the Senior Secured Notes at varying prices no less than 100% of the principal amounts of the notes plus accrued and unpaid interest. The holders of the Senior Secured Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the indenture agreement.

In addition, the Senior Secured Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities including limitations on PBF Holding’s and its restricted subsidiaries’ ability to, among other things; (1) incur additional indebtedness or issue certain preferred stock; (2) make equity distributions; (3) pay dividends on or repurchase capital stock or make other restricted payments; (4) enter into transactions with affiliates; (5) create liens; (6) engage in mergers and consolidations or otherwise sell all or substantially all of its assets; (7) designate subsidiaries as unrestricted subsidiaries; (8) make certain investments; and (9) limit the ability of restricted subsidiaries to make payments to PBF Holding.

At all times after (a) a covenant suspension event (which requires that the Senior Secured Notes have investment grade ratings from Moody’s Investors Service, Inc. and Standard & Poor’s Financial Services LLC), or (b) a Collateral Fall-Away Event, as defined in the indenture, the Senior Secured Notes will become unsecured.

On May 30, 2017, PBF Holding entered into an Indenture (the “Indenture”) among PBF Holding and PBF Finance (the “Issuers”), the guarantors named therein (collectively the “Guarantors”) and Wilmington Trust, National Association, as Trustee, under which the Issuers issued $725.0 million in aggregate principal amount of 7.25% senior notes due 2025 (the “2025 Senior Notes”). The Issuers received net proceeds of approximately $711.6 million from the offering after deducting the initial purchasers’ discount and offering expenses, all of which was used to fund the cash tender offer (the “Tender Offer”) for any and all of its outstanding 2020 Senior Secured Notes, to pay the related redemption price and accrued and unpaid interest for any 2020 Senior Secured Notes which remained outstanding after the completion of the Tender Offer, and for general corporate purposes. The difference between the carrying value of the 2020 Senior Secured Notes on the date they were reacquired and the amount for which they were reacquired has been classified as debt extinguishment costs in the Consolidated Statements of Operations.

The 2025 Senior Notes are guaranteed by substantially all of PBF Holding’s subsidiaries. The 2025 Senior Notes and guarantees are senior unsecured obligations which rank equal in right of payment with all of the Issuers’ and the Guarantors’ existing and future senior indebtedness, including the Revolving Credit Facility and 2023 Senior Notes. The 2025 Senior Notes and the guarantees rank senior in right of payment to the Issuers’ and the Guarantors’ existing and future indebtedness that is expressly subordinated in right of payment thereto. The 2025 Senior Notes and the guarantees are effectively subordinated to any of the Issuers’ and the Guarantors’ existing or future secured indebtedness (including the Revolving Credit Facility) to the extent of the value of the collateral securing such indebtedness. The 2025 Senior Notes and the guarantees are structurally subordinated to any existing or future indebtedness and other obligations of the Issuers’ non-guarantor subsidiaries.

PBF Holding has optional redemption rights to repurchase all or a portion of the 2025 Senior Notes at varying prices which are no less than 100% of the principal amount plus accrued and unpaid interest. The holders of the 2025 Senior Notes have repurchase options exercisable only upon a change in control, certain asset sale transactions, or in event of a default as defined in the Indenture. In addition, the 2025 Senior Notes contain customary terms, events of default and covenants for an issuer of non-investment grade debt securities that limit certain types of additional debt, equity issuances, and payments. Many of these covenants will cease to apply or will be modified if the 2025 Senior Notes are rated investment grade.

Upon the satisfaction and discharge of the 2020 Senior Secured Notes in connection with the closing of the Tender Offer and the redemption described above, a Collateral Fall-Away Event under the indenture governing the 2023 Senior Notes occurred on May 30, 2017, and the 2023 Senior Notes became unsecured and certain covenants were modified, as provided for in the indenture governing the 2023 Senior Notes and related documents.

The 2025 Senior Notes and the 2023 Senior Notes are collectively referred to as the “Senior Notes”.

As disclosed in “Note 19 - Subsequent Events”, on January 24, 2020, PBF Holding issued $1.0 billion in aggregate principal amount of 6.00% senior unsecured notes due 2028 (the “2028 Senior Notes”). The proceeds from this notes issuance were used in part to subsequently redeem the outstanding 2023 Senior Notes.

PBF Rail Term Loan

On December 22, 2016, PBF Rail Logistics Company LLC (“PBF Rail”) entered into a $35.0 million term loan (the “PBF Rail Term Loan”) with a bank previously party to the Rail Facility. The PBF Rail Term Loan amortizes monthly over its five year term and bears interest at a rate equal to one month LIBOR plus the margin as defined in the agreement governing the PBF Rail Term Loan (the “Rail Credit Agreement”). As security for the PBF Rail Term Loan, PBF Rail pledged, among other things: (i) certain Eligible Railcars; (ii) the Debt Service Reserve Account (as defined in the Rail Credit Agreement); and (iii) PBF Holding’s membership interest in PBF Rail. Additionally, the Rail Credit Agreement contains customary terms, events of default and covenants for transactions of this nature. PBF Rail may at any time repay the PBF Rail Term Loan without penalty in the event that railcars securing the loan are sold, scrapped or otherwise removed from the collateral pool.

The outstanding balances under the PBF Rail Term Loan were $14.5 million and $21.6 million as of December 31, 2019 and December 31, 2018, respectively.

Precious Metal Catalyst Financing Arrangements

Certain subsidiaries of the Company have entered into agreements whereby such subsidiary sold a portion of its precious metal catalysts to a major commercial bank and then borrowed back the precious metal catalysts under financing arrangements. The volume of the precious metal catalysts and the interest rate are fixed over the term of each financing arrangement. At maturity, the Company must repurchase the precious metal catalysts in question at its then fair market value. The Company believes that there is a substantial market for precious metal catalysts and that it will be able to release such catalysts at maturity. The Company treated these transactions as financing arrangements, and the related payments are recorded as interest expense over the agreements’ terms. The Company has elected the fair value option for accounting for its catalyst repurchase obligations as the Company’s liability is directly impacted by the change in value of the underlying catalysts. The fair value of these repurchase obligations as reflected in the fair value of long-term debt outstanding table below is measured using Level 2 inputs.

Details of the catalyst financing arrangements at each of the Company’s refineries as of December 31, 2019 are included in the following table:

	Annual interest rate	Expiration date
Paulsboro catalyst financing arrangement	1.47%	December 2022
Delaware City catalyst financing arrangement	1.35%	October 2020	(1)
Toledo catalyst financing arrangement	1.75%	June 2020	(1)
Chalmette catalyst financing arrangements	2.10%	October 2021
	1.80%	November 2022
Torrance catalyst financing arrangement	1.78%	July 2022

(1)

These catalyst financing arrangements are included in Long-term debt as of December 31, 2019 as the Company has the ability and intent to finance this debt through availability under other credit facilities if the catalyst financing arrangements are not renewed at maturity.

In total, aggregate annual catalyst financing fees were approximately $0.7 million and $1.0 million as of December 31, 2019 and 2018, respectively.

Debt Maturities

Debt maturing in the next five years and thereafter is as follows (in millions):

Year Ending December 31,
2020	$21.4
2021	19.8
2022	20.9
2023	500.0
2024	—
Thereafter	725.0

$1,287.1